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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 23, 2003

                         EBANK FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           GEORGIA                 000-24043             58-2349097
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                        2410 Paces Ferry Road, Suite 190
                              Atlanta Georgia 30339
                              (Address of Principal
                               Executive Offices)


                                 (770) 863-9225
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release dated April 23, 2003.

Item 9.  Regulation FD Disclosure.

     On April 23, 2003, ebank Financial Services, Inc. (the "Company") issued the press release attached hereto as exhibit 99.1 and incorporated herein by reference describing its results for the first quarter ended March 31, 2003. For additional information, please see the press release.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EBANK FINANCIAL SERVICES, INC.



Date: April 23, 2003                   By:  /s/ James L. Box
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                                          James L. Box
                                          Chief Executive Officer


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